UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aston Funds
(Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[•], 2014

ASTON FUNDS

Dear Shareholder:

I am writing to you about an important proposal relating to your fund. River Road Asset Management, LLC (“River Road”) serves as subadviser to the following series of Aston Funds: ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/ River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund and ASTON/River Road Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”), pursuant to sub-investment advisory agreements between Aston Asset Management, LP (including any successor thereto, “Aston”) and River Road.

River Road is a wholly-owned subsidiary of Aviva Investors North America Holdings, Inc., which is an indirect subsidiary of Aviva plc (“Aviva”). Affiliated Managers Group, Inc. (“AMG”), a global asset management company and the parent company of Aston, has entered into a definitive agreement to acquire Aviva’s equity interest in River Road (the “Transaction”). Following the Transaction, which is described in detail in the enclosed materials, AMG will hold an indirect, majority equity interest in River Road, and River Road’s existing management team will hold a substantial minority equity interest in River Road. The Transaction will not result in any material changes to River Road’s management, personnel or investment processes, the way in which River Road manages your Fund or the fees and expenses of your Fund.

Under applicable law, the current sub-investment advisory agreements between Aston and River Road will terminate upon completion of the Transaction and the related issuance of equity to management. In order for River Road to continue to serve as subadviser to each Fund after the Transaction closes, shareholders of each Fund are being asked to approve a new sub-investment advisory agreement to take effect upon completion of the Transaction.

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for [•], 2014. If you are a shareholder of record of any of the Funds as of the close of business on April 24, 2014, you are entitled to vote at the Meeting and any adjournment or postponement of the Meeting, even if you no longer own your shares. For the reasons discussed in the enclosed materials, the Board of Trustees recommends that you vote “FOR” the proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card—be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	In person at the shareholder meeting on [•], 2014.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. Shareholder meetings of the Funds are very important, so we ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have questions, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631.

Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the special meeting and voting in person.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Stuart D. Bilton

Chief Executive Officer and President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Joint Proxy Statement”).

Q.	Why am I receiving this Joint Proxy Statement?

A.	River Road Asset Management, LLC (“River Road”) serves as subadviser to ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund and ASTON/River Road Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”), pursuant to sub-investment advisory agreements between Aston Asset Management, LP (including any successor thereto, “Aston”) and River Road. You are being asked to approve a new sub-investment advisory agreement between Aston and River Road with respect to your Fund, so that River Road may continue to manage your Fund following the completion of the Transaction described below.

River Road is a wholly-owned subsidiary of Aviva Investors North America Holdings, Inc., which is an indirect subsidiary of Aviva plc (“Aviva”). On March 27, 2014, Affiliated Managers Group, Inc. (“AMG”), a global asset management company and the parent company of Aston, entered into a definitive agreement to acquire Aviva’s equity interest in River Road (the “Transaction”). Following the Transaction, AMG will hold an indirect, majority equity interest in River Road, and River Road’s existing management team will hold a substantial minority equity interest in River Road. AMG is a global asset management company, with equity interests in a diverse group of highly regarded boutique investment management firms. As of March 31, 2014, AMG’s affiliated managers had approximately $[•] billion in assets under management.

Q.	Why is a vote on the proposed new sub-investment advisory agreements required?

A.	Under applicable law, the current sub-investment advisory agreements between Aston and River Road will terminate upon completion of the Transaction and the related issuance of equity to management. As a result, shareholders of each Fund are being asked to approve a new sub-investment advisory agreement between Aston and River Road with respect to their Fund, so that River Road may continue to serve as subadviser for your Fund after the Transaction closes.

While the Funds and Aston operate under a “manager-of-managers” order that permits Aston to engage and terminate subadvisers subject only to the approval of Aston Funds’ Board of Trustees (the “Board”), but not shareholders, that order does not apply with respect to affiliated subadvisers. Because Aston is a subsidiary of AMG, River Road will be considered an affiliate of Aston following the Transaction. Therefore, the “manager-of-managers” order is not available and shareholder approval of a new sub-investment advisory agreement for each Fund is required.

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Q.	How will the Transaction affect the management of my Fund?

Aston will continue to serve as adviser and River Road will continue to serve as subadviser to each Fund following the Transaction. The Transaction will not result in any material changes to River Road’s management, personnel or investment processes, the way in which River Road manages your Fund, or the fees and expenses of your Fund.

Q.	Are there any material differences between the current sub-investment advisory agreement and the new sub-investment advisory agreement for each Fund?

A.	The current and new sub-investment advisory agreements will be identical except for the date of effectiveness and initial term. The services to be provided by River Road and the compensation payable to River Road will not change.

Q.	When would the new sub-investment advisory agreements with River Road take effect?

A.	The new sub-investment advisory agreement between Aston and River Road with respect to each Fund would take effect if and when the Transaction is completed. The Transaction is expected to close in the second quarter of 2014. Completion of the Transaction is subject to the satisfaction or waiver of certain conditions. If the Transaction is not completed, the current sub-investment advisory agreement for your Fund will remain in effect.

Q.	When is the shareholder meeting?

A.	The enclosed proxy is being solicited for use at the combined special meeting of shareholders of the Funds to be held at the offices of Aston Asset Management, LP, 120 North LaSalle Street, Suite 2500, Chicago, Illinois 60602, on [•], 2014 at [•] Central Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”), for the purposes stated in the Notice of Combined Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board recommends that you vote “FOR” the proposal. Please see the section of the proxy materials describing the proposal for a discussion of the Board’s considerations in making such recommendation.

Q.	What vote is required to approve the proposal?

A.

With respect to each Fund, the proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined under applicable law as the lesser of the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. Shareholders of the Funds are entitled to one vote for each full share held and fractional votes for fractional shares.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s).

Q.	If I am a small investor, why should I vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again.

Q.	Are the Funds bearing any costs relating to the Transaction, including the costs of preparing, printing and mailing the Joint Proxy Statement?

A.	The Funds will not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Joint Proxy Statement and related solicitation expenses, including the cost of engaging a proxy solicitor.

Q.	How do I cast my vote?

A.	You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

Prompt voting is requested.

ASTON FUNDS

120 NORTH LASALLE STREET, SUITE 2500

CHICAGO, ILLINOIS 60602

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

ASTON/River Road Independent Value Fund

ASTON/River Road Long-Short Fund

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [•], 2014

Notice is hereby given that a combined special meeting of shareholders of the Funds (the “Meeting”) will be held at the offices of Aston Asset Management, LP, 120 North LaSalle Street, Suite 2500, Chicago, Illinois 60602, on [•], 2014 at [•] Central Time for the purposes listed below:

1.	Approval of a new sub-investment advisory agreement between Aston Asset Management, LP (or any successor thereto) and River Road Asset Management, LLC with respect to each Fund.

2.	Transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

After careful consideration, the Board of Trustees of Aston Funds recommends that shareholders vote “FOR” the proposal.

Shareholders of record at the close of business on April 24, 2014 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement of the Meeting, even if such shareholders no longer own shares.

We call your attention to the accompanying joint proxy statement. Please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. Please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631 if you have any questions relating to attending the Meeting in person or your voting instructions.

By Order of the Board of Trustees,

Stuart D. Bilton

Chief Executive Officer and President

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON [•], 2014

This Joint Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each of ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund and ASTON/River Road Small Cap Value Fund in the Funds’ annual report, dated October 31, 2013, including financial reports for the fiscal year ended October 31, 2013. You may obtain copies of these reports without charge by writing to Aston Funds, P.O. Box Office 9765, Providence, Rhode Island 02940, or by calling Shareholder Services & Fund Literature at 1-800-992-8151 or Investment Advisor Services at 1-800-597-9704, or on the Funds’ website at http://astonfunds.com.

To help reduce Fund expenses and environmental waste, the Funds combine mailings for multiple accounts going to a single address by delivering the Funds’ reports (annual and semi-annual reports), proxy statements and prospectuses in a single envelope. If you do not want to continue consolidating your Fund mailings and prefer to receive separate mailings with multiple copies of Fund reports and proxy statements/prospectuses, or if you currently receive multiple copies and would like to request a single copy, please call one of the Funds’ representatives at 1-800-992-8151.

Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly.

For your convenience, you may also vote by telephone or over the Internet by following the instructions on the proxy card. If you vote by telephone or over the Internet, please do not return your proxy card unless you elect to change your vote.

ASTON FUNDS

120 NORTH LASALLE STREET, SUITE 2500

CHICAGO, ILLINOIS 60602

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

ASTON/River Road Independent Value Fund

ASTON/River Road Long-Short Fund

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [•], 2014

This joint proxy statement (“Joint Proxy Statement”) and the enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Aston Funds (the “Trust”). The proxies are being solicited for use at a combined special meeting of shareholders of the Funds to be held at the offices of Aston Asset Management, LP, 120 North LaSalle Street, Suite 2500, Chicago, Illinois 60602, on [•], 2014 at [•] Central Time (the “Meeting”) and at any and all adjournments or postponements of all or any portion thereof.

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

1.	Approval of a new sub-investment advisory agreement between Aston Asset Management, LP (or any successor thereto) and River Road Asset Management, LLC, with respect to each Fund.

2.	Transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [•], 2014.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds. You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on April 24, 2014 (the “Record Date”), and at any adjournment or postponement of that Meeting, even if you no longer own shares.

If you have any questions about the proposal or about voting, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631.

BACKGROUND

Aston Asset Management, LP (including any successor thereto, “Aston” or the “Adviser”) serves as investment manager of each series of the Trust, including each of the Funds, and is responsible for each series’ overall administration. The Adviser manages each series of the Trust, including each of the Funds, by selecting one or more other investment managers to manage the series’ portfolio on a subadvisory basis. Aston has selected River Road Asset Management, LLC (“River Road”) as subadviser to ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund and ASTON/River Road Small Cap Value Fund (each, a “Fund” and, collectively, the “Funds”). River Road has served as subadviser to each Fund since the inception of each Fund. River Road provides investment management services to the Funds pursuant to a sub-investment advisory agreement between Aston and River Road with respect to each Fund (each, a “Current Sub-Investment Advisory Agreement”). The Board approved the Current Sub-Investment Advisory Agreements on behalf of each Fund at its December 2013 meeting.

River Road is a wholly-owned subsidiary of Aviva Investors North America Holdings, Inc., which is an indirect subsidiary of Aviva plc (“Aviva”). On March 27, 2014, Affiliated Managers Group, Inc. (“AMG”), a global asset management company and the parent company of Aston, entered into a definitive agreement to acquire Aviva’s equity interest in River Road (the “Transaction”). Following the Transaction, AMG will hold an indirect, majority equity interest in River Road, and River Road’s existing management team will hold a substantial minority equity interest in River Road. The Transaction is expected to close in the second quarter of 2014, subject to the satisfaction or waiver of certain conditions.

AMG is a global asset management company with equity interests in a diverse group of highly regarded boutique investment management firms. As of March 31, 2014, AMG’s affiliated managers had approximately $[•] billion in assets under management. The Transaction has been structured to ensure River Road’s continuing operational and investment autonomy going forward and to preserve River Road’s independent character, including its focus on the interests of its clients. The Transaction will provide an opportunity for River Road’s existing management team to have a substantial equity interest in River Road and, as partners in River Road, the employee-owners will have a customary set of rights and obligations, including long-term employment agreements for certain key River Road principals. Upon completion of the Transaction, River Road expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations or the services provided to its clients.

If the Transaction is not completed, your Fund’s Current Sub-Investment Advisory Agreement will remain in effect.

PROPOSAL 1—APPROVAL OF NEW SUB-INVESTMENT ADVISORY

AGREEMENTS WITH RIVER ROAD ASSET MANAGEMENT, LLC

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Current Sub-Investment Advisory Agreement provides for its automatic termination in the event of its assignment. Consummation of the Transaction and the related issuance of equity to management will be deemed to be an “assignment,” as that term is defined in the 1940 Act, of each Current Sub-Investment Advisory Agreement. The 1940 Act provides that, in order for a new sub-investment advisory agreement (each, a “New Sub-Investment Advisory Agreement”) to become effective, it must be approved by the Board, including a majority of those Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), and by the Fund’s shareholders.

The Board met in person on March 20, 2014 for the purpose of, among other things, considering whether, in anticipation of the Transaction, it would be in the best interests of each Fund to approve the New Sub-Investment Advisory Agreement with respect to such Fund. At the Board meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Sub-Investment Advisory Agreement with respect to each Fund and recommended its approval by shareholders.

In anticipation of the Transaction, shareholders of each Fund are being asked to approve a New Sub-Investment Advisory Agreement between Aston and River Road with respect to their Fund to be effective upon the consummation of the Transaction.

The forms of the New Sub-Investment Advisory Agreements for the Funds are attached hereto as Appendix C. The material terms of the Current Sub-Investment Advisory Agreements and the New Sub-Investment Advisory Agreements are described under “Comparison of Current Sub-Investment Advisory Agreements and New Sub-Investment Advisory Agreements” below. The New Sub-Investment Advisory Agreement for each Fund will be identical to the Fund’s Current Sub-Investment Advisory Agreement except for its date of effectiveness and initial term.

River Road has served as subadviser to each Fund since the inception of the Fund. The date of each Fund’s Current Sub-Investment Advisory Agreement and the date on which it was last approved or continued by the Board is provided in Appendix D to this Joint Proxy Statement. The effective annual sub-investment advisory fee rate for each Fund during the Fund’s last fiscal year, the aggregate dollar amount of sub-investment advisory fees paid by the Adviser to River Road with respect to each Fund during the Fund’s last fiscal year and each Fund’s net assets as of October 31, 2013 are set forth in Appendix E to this Joint Proxy Statement.

Shareholder approval of the New Sub-Investment Advisory Agreements is required even though Aston and the Trust have received an exemptive order from the Securities and Exchange Commission that permits Aston to engage and terminate subadvisers subject only to approval by the Board, but not shareholders (the “Manager-of-Managers Order”). The exemptive relief provided by the Manager-of-Managers Order does not apply to engaging or terminating subadvisers affiliated with Aston. Because Aston is a subsidiary of AMG, River Road will be affiliated with Aston upon completion of the Transaction. As a result, the exemptive relief under the Manager-of-Managers Order will not be available and shareholder approval of a New Sub-Investment Advisory Agreement for each Fund is required.

Comparison of the Current Sub-Investment Advisory Agreements and the New Sub-Investment Advisory Agreements

The terms of the New Sub-Investment Advisory Agreement for each Fund are identical to those of the Current Sub-Investment Advisory Agreement for such Fund, except for the date of effectiveness and the initial term. If approved by shareholders and assuming the Transaction is completed, each New Sub--Investment Advisory Agreement will be effective as of the closing date of the Transaction and will have an initial term ending no more than two years from the date of its effectiveness. Each New Sub-Investment Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of a Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Sub-Investment Advisory Agreements to certain terms of the New Sub-Investment Advisory Agreements for the Funds.

Portfolio Management. The portfolio management services to be provided by River Road under the New Sub-Investment Advisory Agreements will be the same as the services currently provided by River Road with respect to each Fund under the Current Sub-Investment Advisory Agreements. Each agreement provides that River Road will provide an investment program for the assets of each Fund, including investment research and management, and will make decisions regarding the purchase, retention and selling of securities and other investments, all in accordance with the Trust’s declaration of trust and by-laws and each Fund’s investment objective(s), policies and limitations and subject to oversight by the Board and the Adviser.

Brokerage. The Current Sub-Investment Advisory Agreement and the New Sub-Investment Advisory Agreement for each Fund authorize River Road to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to River Road’s obligation to attempt to obtain the best overall price and the most favorable execution of orders. The agreements permit River Road to rely on Section 28(e) of the Securities Exchange Act of 1934, as amended, in placing brokerage transactions. Under that section, a commission paid to a member of a securities exchange, a broker or dealer may be higher than that which another qualified member of an exchange, broker or dealer would have charged for effecting the same transaction, provided River Road determines in good faith that the commission is reasonable in terms of either the particular transaction or the overall responsibility of River Road to the Fund and its other clients, and provided that the total commissions paid by the Fund to a member of a securities exchange, a broker or dealer, will be reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or River Road’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion.

Expenses. The Current Sub-Investment Advisory Agreement and the New Sub-Investment Advisory Agreement for each Fund provide that River Road will pay expenses incurred by it in connection with its activities under the agreements, other than the cost of securities and other investments purchased for each Fund.

Compensation. With respect to each Fund, the compensation payable to River Road is the same under the Current Sub-Investment Advisory Agreement and the New Sub-Investment Advisory Agreement. River Road receives a fee from the Adviser with respect to the portion of the Fund’s assets allocated to River Road (the “Allocated Assets,” currently 100% of each Fund’s assets) in an amount equal to 50% (60% for ASTON/River Road Independent Value Fund) of the positive difference, if any, of (1) the advisory fee payable to the Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to River Road) minus (2) the sum of: (a) any investment advisory fees waived by the Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (b) any reimbursement of expenses by the Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (c) any payments made by the Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. With respect to ASTON/River Road Dividend All Cap Value Fund II, the fee payable to River Road will not be reduced by payments to third parties when assets of the Fund are below a minimum asset size.

Appendix F sets forth the advisory fee rates, net assets and certain other information regarding other funds managed by River Road that have investment objectives that are similar to those of the Funds.

Limitation on Liability and Indemnification. Under the Current Sub-Investment Advisory Agreement and the New Sub-Investment Advisory Agreement with respect to each Fund, except in the case of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations or duties under the agreement, River Road will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with any matters to which the agreement relates or for any other act or omission in the performance by River Road of its duties under the agreement.

Under the Current Sub-Investment Advisory Agreement and the New Sub-Investment Advisory Agreement for ASTON/River Road Dividend All Cap Value Fund II, the Adviser has agreed to indemnify River Road, and River Road has agreed to indemnify the Adviser, against any and all losses, claims, damages or expense (including reasonable legal fees) to which it may be subject under the federal securities laws or under any other statute, at common law or otherwise, arising out of or based on the willful misfeasance, bad faith or gross negligence of the other party in the performance of, or reckless disregard of, any duty or obligation under the agreement or any material breach of the agreement by the other party.

Continuance. The Current Sub-Investment Advisory Agreement for each Fund has an initial term and may be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. The New Sub-Investment Advisory Agreement with respect to each Fund will be effective as of the closing date of the Transaction and have an initial term ending up to two years from the closing date of the Transaction. Thereafter, the New Sub-Investment Advisory Agreement for each Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Sub-Investment Advisory Agreement and the New Sub-Investment Advisory Agreement for each Fund may be terminated with respect to such Fund without the payment of any penalty (1) upon termination of the Investment Advisory Agreement between the Adviser and the Trust relating to the Fund by either party thereto, with simultaneous notice to River Road; (2) by action of the Board or the Adviser or by vote of a majority of the outstanding voting securities of the Fund, upon written notice to River Road as discussed below; or (3) by River Road upon sixty days’ written notice to the Adviser and the Trust.

In the case of ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/River Road Select Value Fund and ASTON/River Road Long-Short Fund, the notice period for termination is ten (10) days. In the case of ASTON/River Road Dividend All Cap Value Fund II and ASTON/River Road Independent Value Fund, the notice period is sixty (60) days; provided that for ASTON/River Road Dividend All Cap Value Fund II, the agreement may be terminated upon less than sixty (60) days’ notice to River Road upon a material breach of the agreement or if the Board determines that other circumstances have, or likely will have, a material adverse effect on River Road’s abilities to perform its obligations under the agreement, including, without limitation, notification of the departure of a portfolio manager of the Fund or another key personnel change.

Information about River Road

River Road Asset Management, LLC, Meidinger Tower, 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, was founded in 2005. River Road is currently a wholly-owned subsidiary of Aviva Investors North America Holdings, Inc., which is an indirect subsidiary of Aviva plc (“Aviva”). As of March 31, 2014, River Road had approximately $[•] billion in assets under management. Pursuant to the Transaction, AMG will acquire Aviva’s equity interest in River Road. Following the Transaction, AMG will hold an indirect, majority equity interest in River Road, and River Road’s existing management team will hold a substantial minority equity interest in River Road.

AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is a global asset management company with equity interests in a diverse group of highly regarded boutique investment management firms (its “Affiliates”). AMG’s partnership approach allows each Affiliate’s management team to own significant equity in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations. As of March 31, 2014, AMG’s affiliated managers had approximately $[•] billion in assets under management.

Following the Transaction, River Road’s day-to-day management and operations will continue to be directed and overseen by River Road’s current management team, as set forth below. The business address for each principal executive officer listed below is c/o River Road Asset Management, LLC, Meidinger Tower, 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202.

Principal Executive Officer	Principal Occupation
R. Andrew Beck	President and Chief Executive Officer, Senior Portfolio Manager

James C. Shircliff, CFA	Chief Investment Officer

Principal Executive Officer	Principal Occupation
Henry W. Sanders III, CFA	Executive Vice President and Senior Portfolio Manager

Thomas S. Forsha, CFA	Co-Chief Investment Officer and Portfolio Manager

Thomas D. Mueller, CFA, CPA	Chief Operating Officer and Chief Compliance Officer

Greg E. Deuser, CFA	Chief Risk Officer

Factors Considered by the Board of Trustees in Approving the Sub-Investment Advisory Agreement

The Board, including the Independent Trustees, met in person on March 20, 2014 to consider the proposal in connection with the Transaction. The Board considered information about the Transaction provided by AMG and River Road. The Board noted that following the Transaction, AMG would hold an indirect, majority equity interest in River Road, and River Road’s existing management team would hold a substantial minority equity interest in River Road. The Board considered that completion of the Transaction will be deemed to be an “assignment” of each Current Sub-Investment Advisory Agreement in effect for each Fund, causing the agreements to automatically terminate.

In anticipation of the Transaction and the termination of the Current Sub-Investment Advisory Agreements in connection with the Transaction, the Board, including the Independent Trustees, determined that the terms of the New Sub-Investment Advisory Agreements between the Adviser and River Road with respect to each Fund are fair and reasonable and approved each New Sub-Investment Advisory Agreement as being in the best interests of each Fund. The Independent Trustees met separately from the Trustees who are “interested persons” of the Trust, as defined in the 1940 Act, to consider the approval of the New Sub-Investment Advisory Agreements with respect to each Fund and were assisted by independent legal counsel in their deliberations.

In making its determinations, the Board, including all the Independent Trustees, reviewed materials provided by, and discussions held with, AMG and River Road including information regarding the impact of the Transaction on (i) the nature, extent and quality of services to be provided; (ii) the long-term stability and growth prospects of River Road including incentives to retain key personnel; (iii) the subadvisory fee to be charged; and (iv) potential benefits to be received by AMG, Aviva and River Road. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Funds, given the continuity of portfolio management expected following the Transaction.

In determining whether to approve the New Sub-Investment Advisory Agreement for each Fund and whether to recommend the approval of the New Sub-Investment Advisory Agreements to Fund shareholders, the Board received information and made inquiries into all matters deemed relevant and considered the following factors, among others:

•	Based on information provided by AMG and River Road, the Transaction is not expected to affect the nature, extent and quality of services to be provided by River Road or to result in a change to River Road management or any Fund’s portfolio management team. River Road is expected to retain operational and investment autonomy following the Transaction.

•	Based on information provided by AMG and River Road, the terms of the Transaction are designed to retain key personnel through substantial equity ownership and long-term employment agreements.

•	Based on information provided by AMG and River Road, the Funds may benefit from River Road’s access to AMG’s assistance in strategic matters and operations.

•	The terms of the New Sub-Investment Advisory Agreement with respect to each Fund are identical to the terms of the Current Sub-Investment Advisory Agreement for such Fund except for the date of effectiveness and initial term, and the services provided by River Road and compensation payable to River Road will remain the same.

•	The Funds will not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing a proxy statement to shareholders of the Funds and related solicitation expenses, including the cost of engaging a proxy solicitor.

The Board also considered that it had renewed the Current Sub-Investment Advisory Agreements pursuant to an extensive process that concluded at its December 19, 2013 meeting. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Funds, given the continuity of portfolio management by River Road following the Transaction. In addition, the Board considered the conclusions it reached with respect to the renewal of each Current Sub-Investment Advisory Agreement.

Based upon its evaluation of all information and factors it deemed relevant, including the factors described above, and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the New Sub-Investment Advisory Agreements, including the proposed sub-investment advisory fees, were fair and reasonable and in the best interests of each Fund, and that the New Sub-Investment Advisory Agreement with respect to each Fund should be approved.

Required Vote

Approval of this proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Board, including the Independent Trustees, recommends that shareholders of each

Fund vote “FOR” the Proposal. Unmarked, properly signed and dated proxy cards will be voted “FOR” the Proposal.

GENERAL INFORMATION

Other Business

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting or any adjournment or postponement thereof, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Investment Adviser

Aston Asset Management, LP, a majority-owned subsidiary of AMG, currently serves as investment manager of each series of the Trust, including each of the Funds, and is responsible for each series’ overall administration. The Adviser’s principal business address is 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602. As of March 31, 2014, the Adviser had approximately $15.8 billion in assets under management.

As part of its global distribution strategy, AMG has determined to exercise its option to purchase the outstanding equity of Aston Asset Management, LP that is not currently owned by AMG, making the Adviser a wholly-owned subsidiary of AMG (the “Aston Transaction”). The Aston Transaction is subject to the satisfaction or waiver of certain conditions, including, as more fully described in the Trust’s Joint Proxy Statement dated February 4, 2014, shareholder approval of a new investment advisory agreement between the Trust and Aston Asset Management, LLC with respect to each series of the Trust, including each of the Funds, to take effect upon the closing of the Aston Transaction. As part of the Aston Transaction, AMG will effectuate a corporate restructuring through which the Adviser will be converted into a Delaware limited liability company, and will change its name to “Aston Asset Management, LLC,” the interests in which will be held by AMG through its wholly-owned subsidiary Managers Investment Group LLC. The Aston Transaction is expected to close after the date of this Joint Proxy Statement but prior to the date of the related Meeting. However, there can be no assurance as to the timing of the closing of the Aston Transaction.

Consummation of the Aston Transaction may result in the automatic termination of the sub-investment advisory agreements then in effect between the Adviser and each sub-investment adviser to a series of the Trust, including each Sub-Investment Advisory Agreement between the Adviser and River Road with respect to the Funds. To provide for the continued engagement of River Road as the sub-investment adviser to each of the Funds in the event that the closing of the Aston Transaction takes place after the closing of the Transaction between AMG and River Road, approval by the shareholders of a Fund of a New Sub-Investment Advisory Agreement between the Adviser and River Road with respect to the Fund in Proposal 1 will be deemed to include approval, if necessary, of a New Sub-Investment Advisory Agreement between Aston Asset Management, LLC and River Road with respect to such Fund to take effect upon the closing of the Aston Transaction.

Principal Underwriter

Foreside Funds Distributors LLC (the “Distributor”) serves as the distributor for each series of the Trust, including each of the Funds. The principal business address of the Distributor is 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312.

Information Regarding the Trust

Proxy materials, reports and other information filed by the Trust with respect to each of the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Trust and the Funds.

Voting Information

Proxy Solicitation. Representatives of the Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will not be paid for by the Funds.

Georgeson Inc. d/b/a Computershare Fund Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies for the Trust, at an estimated cost of approximately $[•], plus expenses. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative will confirm that the shareholder has received the proxy materials in the mail. As part of the verification process, the Solicitor’s representative will confirm each shareholder’s address. If the shareholder is a corporation or other entity, the Solicitor’s representative will ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. At the shareholder’s request, the Solicitor’s representative will explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 1-866-880-8631. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof, even if they no longer own shares. Shareholders of the Funds are entitled to one vote for each full share held and fractional votes for fractional shares.

A quorum must be present at the Meeting for the transaction of business. One-third of the aggregate number of shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business, except that where any provision of law or the governing documents of the Trust permits or requires that holders shall vote as a Fund, then one-third of the aggregate number of shares of that Fund entitled to vote shall constitute a quorum. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are, with respect to a proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve the proposal, abstentions and broker non-votes will have the effect of a vote against such proposal.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session at which a quorum is present.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Funds. The persons who are known to have owned beneficially or of record 5% or more of any Fund’s outstanding shares as of the Record Date are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with management’s recommendation with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Under the Trust’s Amended and Restated By-Laws, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. If you vote by telephone or over the Internet, please do not return your proxy card, unless you later elect to change your vote. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to the Trust at the above address prior to the date of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Required Vote. Shareholders of each Fund will vote separately on a Fund-by-Fund basis. With respect to a particular Fund, the proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Shareholder Proposals

Under Delaware law, the Trust is not required to hold annual shareholders’ meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust’s shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

To ensure the presence of a quorum at the Meeting, prompt voting is requested. A self-addressed, postage-paid envelope is enclosed for your convenience if you wish to vote by mail, along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

By Order of the Board of Trustees,

Stuart D. Bilton

Chief Executive Officer and President

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Class N	Class I	Total

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

ASTON/River Road Independent Value Fund

ASTON/River Road Long- Short Fund

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

A-1

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of [•], 2014, the following persons or entities owned beneficially or of record 5% or more(1) of each class of each Fund’s outstanding securities:

ASTON/River Road Dividend All Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class

ASTON/River Road Dividend All Cap Value Fund II

Shareholder Name and Address	Class	Shares Owned	Percent of Class

ASTON/River Road Independent Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class

ASTON/River Road Long-Short Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class

ASTON/River Road Select Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class

B-1

ASTON/River Road Small Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class

(1)	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

Since November 1, 2012, no Trustee or nominee for Trustee has purchased or sold securities of the Adviser, River Road or any of their respective parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Adviser, River Road or any of their respective parents or subsidiaries.

As of December 31, 2013, the Trustees, nominees for Trustee and officers as a group owned, of record and beneficially, less than 1% of the outstanding shares of each class of each Fund.

As of December 31, 2013, each of the Trustees, nominees for Trustee and named executive officers owned, of record and beneficially, less than 1% of the outstanding shares of each class of each Fund.

B-2

APPENDIX C

FORMS OF SUB-INVESTMENT ADVISORY AGREEMENTS

For ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/River Road Select Value Fund and ASTON/River Road Long-Short Fund:

FORM OF

SUB-INVESTMENT ADVISORY AGREEMENT

BETWEEN ASTON ASSET MANAGEMENT, [LP] [LLC]

AND RIVER ROAD ASSET MANAGEMENT, LLC

SUB-INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made this day of                     , 2014 by and between ASTON ASSET MANAGEMENT, [LP] [LLC] (hereinafter referred to as the “Investment Adviser”) and RIVER ROAD ASSET MANAGEMENT, LLC (hereinafter referred to as the “Subadviser”), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

W I T N E S S E T H:

WHEREAS, the Investment Adviser has been retained by Aston Funds, a Delaware statutory trust (the “Trust”), a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a “Fund” and collectively, the “Funds” of the Trust);

WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments with respect to such portion of the Funds’ assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (the “Allocated Assets”), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

1.        In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser (“Investment Advisory Agreement”) with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.

2.        As compensation for the services enumerated herein, the Investment Adviser will pay the Subadviser a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund, in an amount equal to 50% of the positive difference, if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) any reimbursement of expenses by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser within 30 days of receipt of notice from the Investment Adviser, which notice shall include the basis for the calculation.

For the purposes of this Agreement, a Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus (as used herein this term includes the related Statement of Additional Information).

If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Subadviser’s compensation for such fraction of the month shall be prorated based on the number of calendar days of such month during which the Agreement is effective.

3.        This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund’s name as set forth on Schedule A hereto (the “Effective Date”), provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

4.        This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust’s Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate with respect to a Fund without the payment of any penalty upon termination of the Investment Advisory Agreement relating to a Fund by either party thereto (accompanied by simultaneous notice to the Subadviser) or upon ten days’ written notice to the Subadviser that the Trustees of the Trust, the Investment Adviser or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon sixty days’ written notice to the Investment Adviser and the Trust.

This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund if so required by the 1940 Act (in each case as the term “assignment” is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) by any rule, regulation, order or interpretive guidance).

5.        Subject to the oversight of the Board of Trustees of the Trust and the supervision of the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Prospectus, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:

  (a)        shall act in conformity with the Trust’s Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 and the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective;

  (b)        will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund, provided that the Subadviser will not pay for or provide a credit with respect to any research provided to it in accordance with Section 5(c);

  (c)        will place orders pursuant to its investment determinations for each Fund either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

  (d)        will review the daily valuation of securities comprising the Allocated Assets of each Fund as obtained on a daily basis by the Fund’s administrator and furnished by it to Subadviser, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Subadviser is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities;

  (e)        unless otherwise instructed, will be responsible for voting all proxies of each Fund in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the “Proxy Policy”), provided that such Proxy Policy and any amendments thereto are furnished to the Trust;

  (f)        will attend regular business and investment-related meetings with the Trust’s Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder; and

  (g)        will maintain books and records with respect to the securities transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust’s Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser’s reports to the Trust’s Board of Trustees for examination and review within a reasonable time prior to the Trust’s Board meetings.

6.        The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Subadviser agrees that it will not consult with any other unaffiliated subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.

7.        Subadviser agrees with respect to the services provided to each Fund that it:

  (a)        will promptly communicate to the Investment Adviser such information relating to Fund transactions as the officers and Trustees of the Trust may reasonably request and as communicated to the Subadviser; and

  (b)        will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

8.        In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust’s request, provided, that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund’s proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N-PX under the 1940 Act.

9.        It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

10.        The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust’s contract with each Fund’s custodian from time to time (the “Custodian”), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

11.        The Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this Agreement except that nothing herein contained shall be construed to protect the Subadviser against any liability by reason of the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

12.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

13.        No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.

14.        Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

To the Investment Adviser at:

  Aston Asset Management, [LP] [LLC]

  120 North LaSalle Street, 25th Floor

  Chicago, Illinois 60602

  Attn: Chief Executive Officer

  Facsimile: (312) 268-1380

To the Subadviser at:

  River Road Asset Management, LLC

  Meidinger Tower, Suite 1600

  462 South Fourth Street

  Louisville, Kentucky 40202

  Attn: President

  Facsimile: (502) 371-4110

To a Fund or the Trust at:

  Aston Funds

  120 North LaSalle Street, 25th Floor

  Chicago, Illinois 60602

  Attn: President

  Facsimile: (312) 268-1380

or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

15.        The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

[The Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ASTON ASSET MANAGEMENT, [LP] [LLC]

By:

RIVER ROAD ASSET MANAGEMENT, LLC

By:

SCHEDULE A

Fund	Effective Date	Initial Term

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Small Cap Value Fund

ASTON/River Road Select Value Fund

ASTON/River Road Long-Short Fund

For ASTON/River Road Dividend All Cap Value Fund II:

FORM OF

SUB-INVESTMENT ADVISORY AGREEMENT

BETWEEN ASTON ASSET MANAGEMENT, [LP] [LLC]

AND RIVER ROAD ASSET MANAGEMENT, LLC

SUB-INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made this day of                     , 2014 by and between ASTON ASSET MANAGEMENT, [LP] [LLC] (hereinafter referred to as the “Investment Adviser”) and RIVER ROAD ASSET MANAGEMENT, LLC (hereinafter referred to as the “Subadviser”), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

W I T N E S S E T H:

WHEREAS, the Investment Adviser has been retained by Aston Funds, a Delaware statutory trust (the “Trust”), a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a “Fund” and, collectively, the “Funds” of the Trust);

WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments with respect to such portion of the Funds’ assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (the “Allocated Assets”), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

1.        In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser (“Investment Advisory Agreement”) with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.

2.        As compensation for the services enumerated herein, the Investment Adviser will pay the Subadviser a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund, in an amount equal to 50% of the positive difference, if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) any reimbursement of expenses by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund; provided that, if average daily net assets for a particular calendar month exceed $250 million, the Subadviser’s compensation with respect to such month shall equal 50% of the positive difference, if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund and (ii) any reimbursement of expenses by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser within 30 days of receipt of notice from the Investment Adviser, which notice shall include the basis for the calculation.

For the purposes of this Agreement, a Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus (as used herein, this term includes the related Statement of Additional Information).

If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Subadviser’s compensation for such fraction of the month shall be prorated based on the number of calendar days of such month during which the Agreement is effective.

3.        This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund’s name as set forth on Schedule A hereto (the “Effective Date”), provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

4.        This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust’s Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate with respect to a Fund without the payment of any penalty upon termination of the Investment Advisory Agreement relating to the Fund by either party thereto (accompanied by simultaneous notice to the Subadviser) or upon sixty days’ written notice to the Subadviser that the Trustees of the Trust, the Investment Adviser or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement. Notwithstanding the foregoing, this Agreement may be terminated upon less than sixty days’ notice to the Subadviser upon a material breach of this Agreement or if the Trustees determine that other circumstances have, or likely will have, a material adverse effect on the Subadviser’s abilities to perform its obligations hereunder, including without limitation, notification of the departure of a portfolio manager of the Fund or other key personnel change. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon sixty days’ written notice to the Investment Adviser and the Trust.

This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund if so required by the 1940 Act (in each case as the term “assignment” is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) by any rule, regulation, order or interpretive guidance).

5.        Subject to the oversight of the Board of Trustees of the Trust and the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Prospectus, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:

  (a)        shall act in conformity with the Trust’s Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 (the “1933 Act”) and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”) and the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective;

  (b)        will maintain at all times during the term of this Agreement, in full force and effect, insurance, including without limitation errors and omissions insurance, with reputable insurance carriers, in such amounts, covering such risks and liabilities, and with such deductibles and self-insurance as are consistent with customary industry practice;

  (c)        will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund, provided that the Subadviser will not pay for or provide a credit with respect to any research provided to it in accordance with Section 5(d);

  (d)        will place orders pursuant to its investment determinations for the Allocated Assets either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

  (e)        will review the daily valuation of securities comprising the Allocated Assets of each Fund as obtained on a daily basis by the Fund’s administrator and furnished by it to Subadviser, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Subadviser is not required by this subparagraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities;

  (f)        unless otherwise instructed, will be responsible for voting all proxies of the Allocated Assets in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the “Proxy Policy”), provided that such Proxy Policy and any amendments thereto are furnished to the Trust;

  (g)        will attend regular business and investment-related meetings with the Trust’s Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder;

  (h)        will maintain books and records with respect to the securities transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust’s Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser’s reports to the Trust’s Board of Trustees for examination and review within a reasonable time prior to the Trust’s Board meetings; and

  (i)        will pay reasonable expenses incurred by the Trust for any matters related to any transaction or event relating to the Subadviser that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of the Sub-Investment Advisory Agreement under the 1940 Act.

6.        The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Subadviser agrees that it will not consult with any other subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.

7.        Subadviser agrees with respect to the services provided to each Fund that:

  (a)        it will promptly communicate to the Investment Adviser such information relating to Fund transactions as the officers and Trustees of the Trust may reasonably request and as communicated to the Subadviser; and

  (b)        it will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders (“Confidential Information”), will comply at all times with all applicable laws and regulations relating to the confidentiality of “nonpublic personal information” including the Gramm-Leach-Bliley Act or other federal or state privacy laws and the regulations promulgated thereunder, and will not use such Confidential Information for any purpose other than the performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

8.        Each party represents and warrants to the other party that the execution, delivery and performance of this Agreement is within its powers and have been duly authorized by all necessary actions of its directors or members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of either party for execution, delivery and performance of this Agreement, and the execution, delivery and performance by either party of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) such party’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon such party.

9.        In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust’s request, provided that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund’s proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N-PX under the 1940 Act.

10.        It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

11.        The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust’s contract with each Fund’s custodian from time to time (the “Custodian”), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

12.        The Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this Agreement except that nothing herein contained shall be construed to protect the Subadviser against any liability by reason of the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

13.        Each party shall indemnify and hold harmless the other party and its respective control persons (as described in Section 15 of the 1933 Act) and their respective directors, stockholders, members and employees (collectively, “Indemnitees”) against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and other expenses of investigating or defending any alleged loss, claim, damages or liabilities) to which any of the Indemnitees may become subject under the 1933 Act, the 1940 Act, or the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on (i) any willful misfeasance, bad faith, or gross negligence of the other party in the performance of, or reckless disregard of, any of its duties or obligations hereunder, or (ii) any material breach of this Agreement by the other party.

14.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

15.        No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.

16.        Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

To the Investment Adviser at:

  Aston Asset Management, [LP] [LLC]

  120 N. LaSalle Street

  25th Floor

  Chicago, IL 60602

  Attn: Chief Executive Officer

  Facsimile: (312) 268-1380

To the Subadviser at:

  River Road Asset Management, LLC

  462 South Fourth Street, Suite 1600

  Louisville, KY 40202

  Attn: Thomas D. Mueller, CCO/COO

  Facsimile: (502) 371-4110

To a Fund or the Trust at:

  Aston Funds

  120 N. LaSalle Street

  25th Floor

  Chicago, IL 60602

  Attn: President

  Facsimile: (312) 268-1380

or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

17.        The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

[The Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ASTON ASSET MANAGEMENT, [LP] [LLC]

By:

Name:

Title:

RIVER ROAD ASSET MANAGEMENT, LLC

By:

Name:

Title:

SCHEDULE A

Fund	Effective Date	Initial Term

ASTON/River Road Dividend All Cap Value Fund II

For ASTON/River Road Independent Value Fund:

FORM OF

SUB-INVESTMENT ADVISORY AGREEMENT

BETWEEN ASTON ASSET MANAGEMENT, [LP] [LLC]

AND RIVER ROAD ASSET MANAGEMENT, LLC

SUB-INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made this day of                     , 2014 by and between ASTON ASSET MANAGEMENT, [LP] [LLC] (hereinafter referred to as the “Investment Adviser”) and River Road Asset Management, LLC (hereinafter referred to as the “Subadviser”), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

W I T N E S S E T H:

WHEREAS, the Investment Adviser has been retained by Aston Funds, a Delaware statutory trust (the “Trust”), a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a “Fund” and collectively, the “Funds” of the Trust);

WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments with respect to such portion of the Funds’ assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (the “Allocated Assets”), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

1.        In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser (the “Investment Advisory Agreement”) with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.

2.        As compensation for the services enumerated herein, the Investment Adviser will pay the Subadviser a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund, in an amount equal to 60% of the positive difference, if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) any reimbursement of expenses by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser within 30 days of receipt of notice from the Investment Adviser, which notice shall include the basis for the calculation.

For the purposes of this Agreement, a Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus (as used herein this term includes the related Statement of Additional Information).

If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Subadviser’s compensation for such fraction of the month shall be prorated based on the number of calendar days of such month during which the Agreement is effective.

3.        This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund’s name as set forth on Schedule A hereto (the “Effective Date”), provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

4.        This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust’s Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate with respect to a Fund without the payment of any penalty upon termination of the Investment Advisory Agreement relating to a Fund by either party thereto (accompanied by simultaneous notice to the Subadviser) or upon sixty days’ written notice to the Subadviser that the Trustees of the Trust, the Investment Adviser or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon sixty days’ written notice to the Investment Adviser and the Trust.

This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund if so required by the 1940 Act (in each case as the term “assignment” is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) by any rule, regulation, order or interpretive guidance).

5.        Subject to the oversight of the Board of Trustees of the Trust and the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Prospectus, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:

  (a)        shall act in conformity with the Trust’s Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 and the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective;

  (b)        will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund, provided that the Subadviser will not pay for or provide a credit with respect to any research provided to it in accordance with Section 5(c);

  (c)        will place orders pursuant to its investment determinations for the Allocated Assets either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

  (d)        will review the daily valuation of securities comprising the Allocated Assets of each Fund as obtained on a daily basis by the Fund’s administrator and furnished by it to Subadviser, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Subadviser is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities;

  (e)        unless otherwise instructed, will be responsible for voting all proxies of the Allocated Assets in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the “Proxy Policy”), provided that such Proxy Policy and any amendments thereto are furnished to the Trust;

  (f)        will attend regular business and investment-related meetings with the Trust’s Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder;

  (g)        will maintain books and records with respect to the securities transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust’s Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser’s reports to the Trust’s Board of Trustees for examination and review within a reasonable time prior to the Trust’s Board meetings; and

  (h)        will pay reasonable expenses incurred by the Trust for any matters related to any transaction or event relating to the Subadviser that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of the Sub-Investment Advisory Agreement under the 1940 Act.

6.        The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Subadviser agrees that it will not consult with any other subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.

7.        Subadviser agrees with respect to the services provided to each Fund that it:

  (a)        will promptly communicate to the Investment Adviser such information relating to Fund transactions as the officers and Trustees of the Trust may reasonably request and as communicated to the Subadviser; and

  (b)        will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

8.        In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust’s request, provided, that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund’s proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N-PX under the 1940 Act.

9.        It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

10.        The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust’s contract with each Fund’s custodian from time to time (the “Custodian”), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

11.        The Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this Agreement except that nothing herein contained shall be construed to protect the Subadviser against any liability by reason of the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

12.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

13.        No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.

14.        Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

To the Investment Adviser at:

  Aston Asset Management, [LP] [LLC]

  120 N. LaSalle St., 25th Floor

  Chicago, Illinois 60602

  Attn: Chief Executive Officer

  Facsimile: (312) 268-1380

To the Subadviser at:

  River Road Asset Management, LLC

  462 South Fourth Street, Suite 1600

  Louisville, KY 40202

  Attn: Thomas D. Mueller, CCO/COO

  Facsimile: (502) 371-4110

To a Fund or the Trust at:

  Aston Funds

  120 N. LaSalle St., 25th Floor

  Chicago, Illinois 60602

  Attn: President

  Facsimile: (312) 268-1380

or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

15.        The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

[The Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ASTON ASSET MANAGEMENT, [LP] [LLC]

By:
Name:
Title:

RIVER ROAD ASSET MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

Fund	Effective Date	Initial Term

ASTON/River Road Independent Value Fund

APPENDIX D

DATES RELATED TO CURRENT SUB-INVESTMENT ADVISORY AGREEMENTS

Fund	Date of Current Sub- Investment Advisory Agreement	Date Current Sub- Investment Advisory Agreement Was Last Approved or Renewed by Board
ASTON/River Road Dividend All Cap Value Fund	April 15, 2010	December 19, 2013

ASTON/River Road Dividend All Cap Value Fund II	June 22, 2012	December 19, 2013

ASTON/River Road Independent Value Fund	December 28, 2010	December 19, 2013

ASTON/River Road Long-Short Fund	December 29, 2010	December 19, 2013

ASTON/River Road Select Value Fund	April 15, 2010	December 19, 2013

ASTON/River Road Small Cap Value Fund	April 15, 2010	December 19, 2013

D-1

APPENDIX E

SUB-INVESTMENT ADVISORY FEE RATES AND AGGREGATE SUB-INVESTMENT

ADVISORY FEES PAID DURING LAST FISCAL YEAR

Fund	Effective Sub- Investment Advisory Fee Rate (Percentage of Average Daily Net Assets)(1)	Aggregate Sub- Investment Advisory Fees Paid to River Road During Last Fiscal Year(2)	Net Assets as of October 31, 2013
ASTON/River Road Dividend All Cap Value Fund	0.35%	$3,578,405	$1,228,988,525

ASTON/River Road Dividend All Cap Value Fund II	0.35%	$147,766	$89,873,662

ASTON/River Road Independent Value Fund	0.60%	$4,224,233	$725,355,861

ASTON/River Road Long- Short Fund(3)	0.60%	$283,446	$180,141,159

ASTON/River Road Select Value Fund	0.50%	$932,547	$217,318,502

ASTON/River Road Small Cap Value Fund	0.45%	$1,304,344	$309,597,171

(1)	Represents 50% (or 60% with respect to ASTON/River Road Independent Value Fund) of the advisory fee rate, not taking into account fee reductions, expense reimbursements and third-party payments.

(2)	Represents the net advisory fees payable to River Road, taking into account River Road’s proportionate share of fee reductions, expense reimbursements and third-party payments.

(3)	ASTON/River Road Long-Short began issuing Class I Shares on March 1, 2013.

E-1

APPENDIX F

COMPARABLE FUNDS MANAGED BY RIVER ROAD

The fund listed below is subadvised by River Road and has an investment objective that is similar to that of ASTON/River Road Dividend All Cap Value Fund II.

Fund	Advisory Fee Rate (Percentage of Average Daily Net Assets)		Net Assets as of September 30, 2013	Has River Road Waived, Reduced, or Otherwise Agreed to Reduce its Compensation?
GuideMark	First $50 million	0.60%
Opportunistic	Next $100 million	0.50%
Equity Fund	Over $150 million	0.45%	$34,847,761.20	No

The fund listed below is subadvised by River Road and has an investment objective that is similar to that of ASTON/River Road Small Cap Value Fund.

Fund	Advisory Fee Rate (Percentage of Average Daily Net Assets)		Net Assets as of December 31, 2013	Has River Road Waived, Reduced, or Otherwise Agreed to Reduce its Compensation?
VP—Partners Small Cap Value Fund	On all assets	0.50%	$372,481,806.13	No

The fund listed below is subadvised by River Road and has an investment objective that is similar to that of ASTON/ River Road Select Value Fund.

Fund	Advisory Fee Rate (Percentage of Average Daily Net Assets)(1)		Net Assets as of September 30, 2013	Has River Road Waived, Reduced, or Otherwise Agreed to Reduce its Compensation?
Mercer US Small/Mid	First $50 million	0.65%
Cap Value Equity	Next $100 million	0.60%
Fund	Over $150 million	0.55%	$58,269,655.81	No

(1)

Daily fee accruals are computed by applying this fee rate to all “Mercer Client Account Assets” managed by River Road, which means the fair market value of the aggregated assets managed by River Road for client account(s) directly invested in River Road’s

F-1

Small/Mid Cap Value strategy (including the Mercer US Small/Mid Cap Value Equity Fund) where River Road has entered into a discretionary investment management agreement with Mercer Investment Management, Inc. (“Mercer”) or an affiliate of Mercer to act as sub-advisor for Mercer or its affiliate (even if such client account is not a registered investment company) and Mercer or its affiliate is River Road’s point of contact for servicing the client account(s).

F-2

INSTRUCTIONS FOR EXECUTING PROXY CARD

  The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.        Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.        Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.        All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

CorporateAccounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

TrustAccounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

CustodialAccounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

PROXY	ASTON FUNDS	PROXY

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

ASTON/River Road Independent Value Fund

ASTON/River Road Long-Short Fund

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [•], 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints [•] and [•] or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aston Funds which the undersigned is entitled to vote, at the Combined Special Meeting of Shareholders to be held on [•], 2014, at [•] Central time, at the offices of Aston Asset Management, LP (or any successor thereto), 120 N. LaSalle Street, Suite 2500, Chicago, Illinois 60602, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Receipt of the Notice of the Combined Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of the Fund(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: [•] VOTE BY TELEPHONE: [•]

NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature and Title, if applicable

Signature (if held jointly

Date

FUNDS	FUNDS	FUNDS
ASTON/River Road Dividend All Cap Value Fund ASTON/River Road Long-Short Fund	ASTON/River Road Dividend All Cap Value Fund II ASTON/River Road Select Value Fund	ASTON/River Road Independent Value Fund ASTON/River Road Small Cap Value Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.      To approve a new Sub-Investment Advisory Agreement between Aston Asset Management, LP (or any successor thereto) and River Road Asset Management, LLC, with respect to the Fund.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	ASTON/River Road Dividend All Cap Value Fund	☐	☐	☐	02	ASTON/River Road Dividend All Cap Value Fund II	☐	☐	☐
03	ASTON/River Road Independent Value Fund	☐	☐	☐	04	ASTON/River Road Long-Short Fund	☐	☐	☐
05	ASTON/River Road Select Value Fund	☐	☐	☐	06	ASTON/River Road Small Cap Value Fund	☐	☐	☐

4.      To transact such other business as may properly before the meeting or any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Aston Funds

Combined Special Meeting of Shareholders to Be Held on [•], 2014.

The Joint Proxy Statement and Proxy Card for this meeting are available at:

https://[•]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE